UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2007 (June 21, 2007)
LIGHTING SCIENCE GROUP CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Lighting Science Group Corporation entered into a letter agreement effective as of June 21, 2007 between Lighting Science Group, Ardsley Partners Renewable Energy Fund, L.P. and Ardsley Partners Renewable Energy Offshore Fund, Ltd. The letter agreement obligates each of Ardsley Fund and Ardsley Offshore Fund to exercise a certain warrant in full on or before July 6, 2007. The letter agreement obligates Lighting Science Group to (a) register on Lighting Science Group’s registration statement on Form SB-2, File No. 333-142018, the following shares of Lighting Science Group’s common stock: (i) 3,211,671 shares held by Ardsley Fund; (ii) 2,408,752 shares issuable upon exercise of a warrant held by Ardsley Fund; (iii) 121,662 shares held by Ardsley Offshore Fund; and (iv) 91,246 shares issuable upon exercise of a warrant held by Ardsley Offshore Fund; and (b) as soon as reasonably practicable following the effective date of the aforementioned registration statement, use commercially reasonable efforts to file a separate registration statement covering the resales of the following shares of Lighting Science Group’s common stock: (i) 5,620,424 shares issuable upon exercise of warrants held by or issuable to Ardsley Fund; and (ii) 212,908 shares issuable upon exercise of warrants held by or issuable to Ardsley Offshore Fund. The letter agreement also obligates Lighting Science Group to pay to Ardsley certain legal fees incurred by Ardsley in connection with the aforementioned registration statements.

This report, including the foregoing descriptions of the terms and conditions of the aforementioned letter agreement, is qualified in its entirety by reference to the letter agreement furnished as Exhibit 10.1 hereto and incorporated herein by reference. See also Item 9.01 of this report. The information in Item 9.01 of this report is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Letter Agreement dated June 21, 2007 between Lighting Science Group Corporation, Ardsley Partners Renewable Energy Fund, L.P., and Ardsley Partners Renewable Energy Offshore Fund, Ltd. (furnished herewith and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date:  June 27, 2007   By: __/s/ Ronald E. Lusk
Name: Ronald E. Lusk
Title: Chairman of the Board and
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1
Letter Agreement dated June 21, 2007 between Lighting Science Group Corporation, Ardsley Partners Renewable Energy Fund, L.P., and Ardsley Partners Renewable Energy Offshore Fund, Ltd. (furnished herewith and incorporated herein by reference)